================================================================================

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 Current Report
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported) January 31, 2006


                           LEINER HEALTH PRODUCTS INC.
           ----------------------------------------------------------
             (Exact name of registrant as specified in its charter)


--------------------------------------------------------------------------------
           DELAWARE                     333-118532             95-3431709
(State or other jurisdiction of        (Commission           (IRS Employer
 incorporation or organization)        File Number)       Identification Number)
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
     901 East 233rd Street, Carson, California                  90745
     (Address of principal executive offices)                 (Zip Code)
--------------------------------------------------------------------------------


        Registrant's telephone number, including area code (310) 835-8400
                                                           --------------


                                       N/A
   --------------------------------------------------------------------------
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities
    Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange
    Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


================================================================================

================================================================================


Section 2 - Financial Information

Item 2.02 Results of Operations and Financial Condition.

On January 31, 2006, Leiner Health Products Inc. (the "Company") issued a press release announcing its results for the third quarter of fiscal year 2006. Attached hereto as Exhibit 99.1, but only furnished pursuant to Item 2.02 of this report and incorporated herein by reference, is the Company's press release.

Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

     (c)  Exhibits

           99.1      Press Release dated January 31, 2006.


                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       LEINER HEALTH PRODUCTS INC.



                                       By:  /s/ Robert Reynolds
                                            ------------------------------------

                                            Robert Reynolds
                                            Executive Vice President and
                                            Chief Financial Officer



Date: January 31, 2006


================================================================================

                                      -2-